UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2020
__________________
THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)
 __________________

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2455 Paces Ferry Road, Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
 __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 Par Value Per Share	HD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 21, 2020, the Board of Directors of The Home Depot, Inc. (the “Company”) appointed Stephen L. Gibbs, 47, as the Company’s Vice President, Chief Accounting Officer and Corporate Controller, designating him as the Company’s principal accounting officer. Mr. Gibbs has served as the Company’s Vice President and Corporate Controller since March 2020, after joining the Company as Vice President – Finance in February 2020. Prior to joining the Company, Mr. Gibbs served as Senior Vice President, Controller and Chief Accounting Officer for Tyson Foods, Inc. from 2018 to 2020, and as Vice President and Chief Accounting Officer for Keurig Green Mountain, Inc. (now Keurig Dr Pepper Inc.) from 2011 to 2017. Richard V. McPhail, who was designated as the Company's principal financial officer and principal accounting officer upon his appointment as the Company's Executive Vice President and Chief Financial Officer effective September 1, 2019, will continue to serve in his capacity as principal financial officer.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company's 2020 Annual Meeting of Shareholders was held on May 21, 2020. Below are the final vote results from the meeting.
Proposal 1: The following nominees were elected by majority vote to serve on the Board of Directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Gerard J. Arpey	745,091,467	4,657,502	1,097,850	166,181,361
Ari Bousbib	729,983,997	19,670,733	1,192,089	166,181,361
Jeffery H. Boyd	745,601,592	4,137,719	1,107,508	166,181,361
Gregory D. Brenneman	722,672,980	27,013,429	1,160,410	166,181,361
J. Frank Brown	744,548,312	5,184,143	1,114,364	166,181,361
Albert P. Carey	733,496,427	16,242,265	1,108,127	166,181,361
Helena B. Foulkes	739,804,177	5,619,043	5,423,599	166,181,361
Linda R. Gooden	747,823,164	2,019,957	1,003,698	166,181,361
Wayne M. Hewett	746,669,845	3,047,176	1,129,798	166,181,361
Manuel Kadre	743,911,206	5,534,120	1,401,493	166,181,361
Stephanie C. Linnartz	747,450,984	2,391,072	1,004,763	166,181,361
Craig A. Menear	703,475,799	43,380,764	3,990,256	166,181,361

Proposal 2: The appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2020 was ratified.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
878,064,248	37,374,721	1,589,211	N/A
Proposal 3: An advisory vote on executive compensation ("Say-on-Pay") was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
721,785,955	25,767,604	3,293,260	166,181,361
Proposal 4: A shareholder proposal regarding amendment of the shareholder written consent right was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
144,768,332	602,020,664	4,057,823	166,181,361

Proposal 5: A shareholder proposal regarding EEO-1 disclosure was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
263,127,759	471,352,129	16,366,931	166,181,361
Proposal 6: A shareholder proposal regarding executive ownership guidelines was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
196,168,738	548,296,860	6,381,221	166,181,361
Proposal 7: A shareholder proposal regarding an electioneering contributions congruency analysis was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
244,620,248	496,985,495	9,241,076	166,181,361

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

Date: May 26, 2020	By:	/s/ Teresa Wynn Roseborough
	Name:	Teresa Wynn Roseborough
	Title:	Executive Vice President, General Counsel and Corporate Secretary

4